Exhibit 99.1

Black Box Corporation Reports Second Quarter and YTD Fiscal 2004
Results

    PITTSBURGH, Pa.--(BUSINESS WIRE)--xx--Black Box Corporation (Nasdaq:BBOX) today reported for the second quarter ended September 28, 2003, diluted earnings per share of 64 cents compared to 74 cents last year, down 14%. Corresponding net income for the second quarter was $12.1 million or 9.3% of revenues, compared to $15.0 million or 9.2% of revenues last year. First quarter diluted earnings per share were 60 cents with corresponding net income of $11.5 million or 9.0% of revenues.
    Total revenues for the second quarter were $129 million, down 21% from $163 million last year. First quarter revenues were $128 million.
    Second quarter cash provided by operating activities was $16 million or 130% of net income, compared to $18 million or 118% of net income last year. Second quarter free cash flow was $20 million compared to $19 million last year. The second quarter's free cash flow of $20 million was used towards: Black Box stock repurchases of $17 million; debt reduction of $2 million; and dividend payments of $1 million. Management believes that free cash flow, defined by the Company as cash provided by operating activities less net capital expenditures, plus proceeds from option exercises, plus or minus foreign currency translation adjustments, is an important measurement of liquidity as it represents the total cash available for stock repurchases, mergers, dividend payments or debt reduction. First quarter cash provided by operating activities was $15 million and free cash flow was $16 million.
    For the six months ended September 28, 2003, diluted earnings per share were $1.24 compared to $1.44 last year, down 14%. Corresponding net income for the six months was $23.5 million or 9.1% of revenues, compared to $29.7 million or 9.4% of revenues last year.
    Total revenues for the six months were $258 million, down 19% from $317 million last year.
    Cash provided by operating activities for the six months was $31 million or 130% of net income, compared to $42 million or 142% of net income last year. Free cash flow was $36 million compared to $43 million last year. The six month free cash flow of $36 million was used towards: Black Box stock repurchases of $31 million; dividend payments of $2 million; debt reduction of $2 million; and merger obligations of $1 million.
    In accordance with SEC Regulation G, the attached financial charts include a reconciliation of non-GAAP financial measures in this release to the most directly comparable GAAP measures.
    Commenting on the second quarter results, Fred C. Young, Chief Executive Officer, said, "We are pleased with our overall profit and cash flow metrics and with our sequential top-line stability for the past three quarters. From an operating perspective, we continue to provide our clients with the highest quality technical services in the industry for data, voice and video networks. The combination of these business disciplines affords us the ability to remain focused on and fully fund our strategic growth initiatives."
    The Company will conduct a conference call beginning at 10:45 a.m. Eastern Time today, October 21, 2003. Fred Young, Chief Executive Officer, will host the call. To participate in the call, please dial 612-326-1003 approximately 15 minutes prior to the starting time and ask to be connected to the Black Box Earnings Call. A replay of the conference call will be available for one week after the teleconference by dialing 320-364-3844 and using access code 700356.

    This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected, including levels of business activity and global economic conditions. Additional risk factors are included in the Company's annual report on form 10-K. Any information, which is not historical in nature, constitutes such forward-looking statements and speaks only as of the date of this release.

    Black Box is the world's largest technical services company dedicated to designing, building and maintaining today's complicated network infrastructure systems. Black Box services 150,000 clients in 132 countries with 117 offices throughout the world.


                        BLACK BOX CORPORATION
                  CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)

                                             (Unaudited)
                                  Quarter Ended     Six Months Ended
                               ------------------- -------------------
                               September September September September
                                  28,       29,       28,       29,
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------

Revenues                       $129,268  $162,731  $257,615  $317,143
  Cost of sales                  75,393    99,351   150,293   191,870
                               --------- --------- --------- ---------
Gross profit                     53,875    63,380   107,322   125,273

  Selling, general and
   administrative exp            34,536    38,613    69,521    76,317
  Intangibles amortization           45       108       134       209
                               --------- --------- --------- ---------
Operating income                 19,294    24,659    37,667    48,747

  Interest expense, net             440       766       860     1,538
  Other (income)/expense, net        25        33        16        70
                               --------- --------- --------- ---------
Income before income taxes       18,829    23,860    36,791    47,139

  Provision for income taxes      6,778     8,825    13,244    17,438
                               --------- --------- --------- ---------
Net income                     $ 12,051  $ 15,035  $ 23,547  $ 29,701
                               ========= ========= ========= =========

Basic earnings per common
 share                         $   0.66  $   0.75  $   1.28  $   1.48
                               ========= ========= ========= =========

Diluted earnings per common
 share                         $   0.64  $   0.74  $   1.24  $   1.44
                               ========= ========= ========= =========

Weighted average common shares   18,208    19,982    18,412    20,118
                               ========= ========= ========= =========

Weighted average common and
 common equivalent shares
 outstanding                     18,803    20,418    18,931    20,663
                               ========= ========= ========= =========


                        BLACK BOX CORPORATION
                     CONSOLIDATED BALANCE SHEETS
                        (Dollars in thousands)

                                           (Unaudited)     (Audited)
                                          September 28,    March 31,
                                              2003           2003
ASSETS                                   --------------- -------------
Current assets:
  Cash and cash equivalents                   $   8,422     $  14,043
  Trade accounts receivable, net                 96,119       100,263
  Inventories, net                               40,910        40,047
  Costs and estimated earnings in excess
   of billings on uncompleted contracts          14,804        18,261
  Other current assets                           15,823        16,053
                                         --------------- -------------
    Total current assets                        176,078       188,667

Property, plant and equipment, net               31,563        34,737
Intangibles, net                                403,447       399,299
Other assets                                      3,098         4,027
                                         --------------- -------------
    Total assets                              $ 614,186     $ 626,730
                                         =============== =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current debt                                $     604     $     926
  Accounts payable                               28,947        30,508
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts                                      2,849         3,295
  Accrued expenses                               25,973        32,549
  Accrued taxes                                   2,651         2,940
                                         --------------- -------------
    Total current liabilities                    61,024        70,218
                                         --------------- -------------

Long-term debt                                   47,848        49,453
Other liabilities                                11,176        12,638

Stockholders' equity:
  Common stock                                       23            23
  Additional paid-in capital                    298,762       295,271
  Retained earnings                             380,760       359,036
  Treasury stock, at cost                      (195,508)     (163,547)
  Accumulated other comprehensive gain           10,101         3,638
                                         --------------- -------------
    Total stockholders' equity                  494,138       494,421
                                         --------------- -------------
    Total liabilities and stockholders'
     equity                                   $ 614,186     $ 626,730
                                         =============== =============


                         BLACK BOX CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (Dollars in thousands)

                                                   (Unaudited)
                                                  Quarter Ended
                                           September 28, September 29,
                                               2003          2002
                                           ------------- -------------
Cash flows from operating activities:
  Net income                                    $12,051       $15,035
  Adjustments to reconcile net income to
   cash provided by operating activities:
    Intangibles amortization                         45           108
    Depreciation                                  1,543         1,968
    Gain from sale of property                     (531)            -

  Changes in working capital items:
    Account receivable, net                         630         1,639
    Inventories, net                               (330)        2,461
    Other                                         2,271        (3,405)
                                           ------------- -------------
  Cash provided by operating activities          15,679        17,806
                                           ------------- -------------

Cash flows from investing activities:
    Capital expenditures, net of disposals        1,051          (407)
    Merger transactions, net of cash
     acquired and prior merger-related
     payments                                      (104)       (4,540)
                                           ------------- -------------
  Cash provided by/(used in) investing
   activities                                       947        (4,947)
                                           ------------- -------------

Cash flows from financing activities:
    Revolving credit repayments, net             (2,086)         (603)
    Proceeds from exercise of options             2,582           691
    Payment of dividend                            (920)            -
    Purchase of treasury stock                  (17,402)      (17,021)
                                           ------------- -------------
  Cash used in financing activities             (17,826)      (16,933)
                                           ------------- -------------

Foreign currency exchange impact on cash            395         1,292
                                           ------------- -------------

Decrease in cash and cash equivalents              (805)       (2,782)
Cash and cash equivalents at beginning of
 period                                           9,227        15,440
                                           ------------- -------------

Cash and cash equivalents at end of period       $8,422       $12,658
                                           ============= =============


                         BLACK BOX CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                        (Dollars in thousands)

                                                   (Unaudited)
                                                Six Months Ended
                                           September 28, September 29,
                                               2003          2002
                                           ------------- -------------
Cash flows from operating activities:
  Net income                                    $23,547       $29,700
  Adjustments to reconcile net income to
   cash provided by operating activities:
    Intangibles amortization                        134           209
    Depreciation                                  3,218         3,910
    Gain from sale of property                     (531)            -

  Changes in working capital items:
    Account receivable, net                       5,903        11,271
    Inventories, net                               (356)        3,817
    Other                                        (1,212)       (6,702)
                                           ------------- -------------
  Cash provided by operating activities          30,703        42,205
                                           ------------- -------------

Cash flows from investing activities:
    Capital expenditures, net of disposals          801          (680)
    Merger transactions, net of cash
     acquired and prior merger-related
     payments                                    (1,018)       (7,289)
                                           ------------- -------------
  Cash used in investing activities                (217)       (7,969)
                                           ------------- -------------

Cash flows from financing activities:
    Revolving credit borrowings, net             (1,988)      (15,982)
    Proceeds from exercise of options             2,785         2,127
    Payment of dividend                          (1,824)            -
    Purchase of treasury stock                  (36,680)      (20,715)
                                           ------------- -------------
  Cash used in financing activities             (37,707)      (34,570)
                                           ------------- -------------

Foreign currency exchange impact on cash          1,600          (431)
                                           ------------- -------------

Decrease in cash and cash equivalents            (5,621)         (765)
Cash and cash equivalents at beginning of
 period                                          14,043        13,423
                                           ------------- -------------

Cash and cash equivalents at end of period       $8,422       $12,658
                                           ============= =============


    RECONCILIATIONS:

    In addition to reported results under U.S. GAAP for the fiscal periods, the following financial highlights table also includes, where appropriate, a reconciliation of free cash flow (which is a non-GAAP measure), to the most directly comparable GAAP measure. All dollar amounts are in thousands.
    A reconciliation of cash provided by operating activities to free cash flow is presented below:


                                     2Q04     2Q03   2Q04YTD  2Q03YTD
----------------------------------------------------------------------
Cash provided by operating
 activities                        $15,679  $17,806  $30,703  $42,205
Plus or (minus):
   Net capital
    expenditures/disposals           1,051     (407)     801     (680)
   Foreign currency exchange
    impact on cash flow                395    1,292    1,600     (431)
   Proceeds from stock option
    exercises                        2,582      691    2,785    2,127
----------------------------------------------------------------------
Free cash flow                     $19,707  $19,382  $35,889  $43,221
----------------------------------------------------------------------


    SUPPLEMENTAL INFORMATION:

    Additionally, the following supplemental information is being provided for comparisons of second quarter ended September 28, 2003 reported results to this year's first quarter and prior year's second quarter. All dollar amounts are in thousands unless noted otherwise.
    Information on revenues and operating income by geography is presented below:


                       2Q04      1Q04      2Q03     2Q04YTD   2Q03YTD
-------------------------------------------------- -------------------
Revenues:
  North America      $ 88,473  $ 86,417  $114,670  $174,890  $222,639
  Europe               32,037    33,598    38,372    65,635    74,390
  All Other             8,758     8,332     9,689    17,090    20,114
                     ----------------------------- -------------------
  Total              $129,268  $128,347  $162,731  $257,615  $317,143

Operating Income:
  North America      $ 11,806  $ 11,889  $ 17,154  $ 23,695  $ 33,239
  % of North America
   revenues              13.3%     13.8%     15.0%     13.5%     14.9%
  Europe             $  5,351  $  4,602  $  5,444  $  9,953  $ 11,081
  % of Europe
   revenues              16.7%     13.7%     14.2%     15.2%     14.9%
  All Other          $  2,137  $  1,882  $  2,061  $  4,019  $  4,426
  % of All Other
   revenues              24.4%     22.6%     21.3%     23.5%     22.0%
                     ----------------------------- -------------------
  Total              $ 19,294  $ 18,373  $ 24,659  $ 37,667  $ 48,746
  % of total
   revenues              14.9%     14.3%     15.2%     14.6%     15.4%


    Information on revenues and gross profit for hotline services, structured cabling services and telephony services is presented below:


                       2Q04      1Q04      2Q03     2Q04YTD   2Q03YTD
-------------------------------------------------- -------------------
Revenues:
  Hotline Services   $ 58,994  $ 55,976  $ 64,324  $114,970  $127,878
  Structured Cabling
   Services            52,543    54,600    76,690   107,143   149,824
  Telephony Services   17,731    17,771    21,717    35,502    39,441
                     ----------------------------- -------------------
  Total              $129,268  $128,347  $162,731  $257,615  $317,143

Gross Profit:
  Hotline Services   $ 30,862  $ 29,109  $ 32,936  $ 59,971  $ 64,598
  % of Hotline
   Services revenues     52.3%     52.0%     51.2%     52.2%     50.5%
  Structured Cabling
   Services          $ 17,003  $ 18,134  $ 24,135  $ 35,137  $ 48,678
  % of Structured
   Cabling Services
   revenues              32.4%     33.2%     31.5%     32.8%     32.5%
  Telephony Services $  6,010  $  6,204  $  6,309  $ 12,214  $ 11,996
  % of Telephony
   Services revenues     33.9%     34.9%     29.1%     34.4%     30.4%
                     ----------------------------- -------------------
  Total              $ 53,875  $ 53,447  $ 63,380  $107,322  $125,272
  % of total
   revenues              41.7%     41.6%     38.9%     41.7%     39.5%
-------------------------------------------------- -------------------


    Information on revenues on a same-office basis is presented below:



                                       2Q04       2Q03       Change
----------------------------------------------------------------------
Revenues as reported                 $129,268    $162,731        (21)%
Less revenues from offices added
 since Fiscal 2003                       (632)       (427)
                                  ------------------------------------
Revenues on same-office basis        $128,636    $162,304        (21)%
----------------------------------------------------------------------


    Information on various balance sheet ratios, backlog and headcount is presented below. Dollar amounts are in millions.


                             2Q04            1Q04           2Q03
----------------------------------------------------------------------
Accounts Receivable:
   Gross Accounts
    Receivable $           $108.1         $108.0           $117.8
   Reserve $ / %           $ 12.0/11.1%   $ 11.7/10.8%     $  8.1/6.9%
                            -----          -----            -----
   Net Accounts
    Receivable $           $ 96.1         $ 96.3           $109.7

   Net Days Sales
    Outstanding                62 days        63 days          57 days

Inventory:
   Gross Inventory $       $ 45.3         $ 44.4           $ 47.2
   Reserve $ / %           $  4.4/9.8%    $  4.0/9.0%      $  3.7/7.9%
                            -----          -----            -----
   Net Inventory $         $ 40.9         $ 40.4           $ 43.5

   Net Inventory Turns        7.1x           7.2x             9.4x

Six-Month Order Backlog    $   58         $   58           $   57

Team Members                3,029          3,009            3,695
----------------------------------------------------------------------

    CONTACT: Black Box Corporation
             Anna M. Baird, 724-873-6750
             724-873-6799 (fax)
             investors@blackbox.com